IncomeTaxes	12 Months Ended
Feb. 26, 2012
Income Taxes [Abstract]
INCOME TAXES

NOTE 7 — INCOME TAXES

The components of (loss) income before (benefit) provision for income taxes consist of the following:

	February 26, 2012	February 27, 2011	February 28, 2010
United States	$(17,272)	$(10,703)	$1,082
Non-U.S.	(8,221)	330	7,147

(Loss) income before income taxes	$(25,493)	$(10,373)	$8,229

The (benefit) provision for income taxes consists of the following:

	February 26, 2012	February 27, 2011	February 28, 2010
CURRENT
United States — Federal	$30	$587	$615
United States — State	76	173	136
Non-U.S.	1,604	2,923	1,714

Total current	$1,710	$3,683	$2,465
DEFERRED
United States — Federal	–	(725)	(565)
United States — State	–	(103)	(86)
Non-U.S.	(8,413)	(1,335)	(230)

Total deferred	(8,413)	(2,163)	(881)

(Benefit) provision for income taxes	$(6,703)	$1,520	$1,584

The following table reconciles the United States Federal income tax rate to the rate used in the calculation of the (benefit) provision for income taxes as reported in the financial statements:

	February 26, 2012	February 27, 2011	February 28, 2010
Income tax at U.S. Federal statutory rate	(34.0)%	(34.0)%	34.0%
State income taxes, net of Federal benefit	0.2	0.5	0.4
Tax effect of non-U.S. operations	20.3	11.3	(5.9)
Valuation allowance	(14.1)	35.2	(9.3)
Permanent items	0.9	4.4	1.4
Other, net	0.4	(2.7)	(1.3)

Effective tax rate	(26.3)%	14.7%	19.3%

Deferred income tax assets and (liabilities) are comprised of the following:

	February 26, 2012	February 27, 2011
DEFERRED INCOME TAX ASSETS
Depreciation and amortization	$2,086	$2,551
Inventory/other reserves	4,610	5,712
Intangibles	918	1,085
Net operating loss carryforwards	13,438	12,607
Capital loss carryforwards	665	654
Stock-based compensation	2,062	1,889
Original issue discount	5,373	5,543
Disallowed interest	8,708	4,438
Embedded derivatives	2,799	-
Other	536	201

Total gross deferred income tax assets	41,195	34,680

Deferred income tax asset valuation allowance	(22,914)	(25,699)

Total net deferred income tax assets	18,281	8,981

DEFERRED INCOME TAX LIABILITIES
Prepaid expenses	(30)	(195)
Cancellation of debt income	(5,373)	(5,543)
Accrued royalties	(1,088)	-

Total deferred income tax liabilities	(6,491)	(5,738)

Total net deferred income tax assets	$11,790	$3,243

The Company’s valuation allowance decreased from the prior year principally due to the utilization of net operating losses to offset current taxable income as well as the release of a valuation allowance of $9,275 previously recorded against its deferred income tax assets in Ireland. The Company has generated recent cumulative profitability and is projecting future profits and therefore believes it is more likely than not it will realize its deferred income tax assets in Ireland.

The Company has recorded a valuation allowance on certain of its foreign, federal and state deferred income tax assets at February 26, 2012, February 27, 2011, and February 28, 2010 where management believes that, after considering all of the available evidence; it is more likely than not that these assets will not be realized.

A tabular roll forward of the Company’s valuation allowance for deferred income tax assets is presented below:

Fiscal year ended	Beginning Balance	Additions	Deductions	Ending Balance
February 28, 2010	$(27,057)	(980)	3,127	$(24,910)
February 27, 2011	$(24,910)	(6,252)	5,463	$(25,699)
February 26, 2012	$(25,699)	(9,331)	12,116	$(22,914)

Loss Carryforwards

As of February 26, 2012, the Company has estimated net operating loss carryforwards of approximately $10,276 in the United States to offset future federal and state taxable income, which will begin to expire in periods 2023 through 2031. The Company also has estimated net operating loss carryforwards and capital loss carryforwards in Ireland of approximately $78,728 and $5,322, respectively, which can be carried forward indefinitely. The deferred income tax assets associated with these net operating loss carryforwards exclude unrealized excess tax benefits from stock option deductions of approximately $257 in Ireland. In accordance with Section 382 of the Internal Revenue Code, the use of some of these U.S. carryforwards will be subject to annual limitations based upon ownership changes of the Company. As a result, the Company has adjusted the U.S. carryforward for the amount expected to be realized.

Unremitted Earnings

No additional provision has been made for U.S. or non-U.S. income taxes related to the undistributed earnings of the wholly-owned subsidiaries of Stratus Technologies Bermuda Holdings, Ltd. or for unrecognized deferred tax liabilities for temporary differences related to investments in subsidiaries. As such, earnings are expected to be permanently reinvested, the investments are essentially permanent in duration, or the Company has concluded that no additional tax liability will arise as a result of the distribution of such earnings. A liability could arise if amounts are distributed by such subsidiaries or if such subsidiaries are ultimately disposed. The Company has not calculated an estimate of additional income taxes related to permanently reinvested earnings or the basis differences related to investment in subsidiaries. Unremitted earnings at February 26, 2012 and February 27, 2011 approximated $16,000 and $33,000, respectively.

Uncertain income tax positions

At February 26, 2012, the Company had $34 of gross unrecognized tax benefits, all of which, if recognized, would impact the effective tax rate. At February 27, 2011, the Company had $68 of gross unrecognized tax benefits, all of which, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	February 26, 2012	February 27, 2011	February 28, 2010
Balance, beginning of year	$68	$188	$310
Statute of limitation expirations	(43)	(125)	(135)
Foreign currency fluctuation	9	5	13

Balance, end of year	$34	$68	$188

The Company is subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. All material federal and state income tax matters through the fiscal year ended February 2008 have been concluded. The Company is currently under examination by the U.S. Internal Revenue Service for its fiscal 2010 and fiscal 2011 Federal income tax return. The audit is currently in its discovery stages. The Company believes there is no requirement for any income tax reserves based on the current status of the examination. Substantially all material foreign income tax matters have been concluded through the fiscal year ended February 2005.

The Company does not anticipate any significant changes in the liability for unrecognized tax benefits for uncertain tax positions within the next 12 months.

The Company’s accounting policy is to record estimated interest and penalties related to income tax matters as a component of the income tax provision. As of February 26, 2012 and February 27, 2011, $21 and $37 of interest and penalties were included in the liability for unrecognized tax benefits, respectively.

The statute of limitations for net operating losses utilized in future years will remain open beginning in the year of utilization.